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                                                                   EXHIBIT 10.40

            STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - NET

1. BASIC PROVISIONS ("BASIC PROVISIONS")

PARTIES: This Lease ("LEASE"), dated for reference purposes only February __, 2004, is made by and between Reliance Parkway Capital LP, a Texas limited partnership, or its assigns ("LESSOR") and Advanced Fibre Access Corporation, a Delaware corporation ("LESSEE") (collectively the "PARTIES," or individually a "PARTY").

PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as 2100 Reliance Parkway, located in the City of Bedford, County of Tarrant, State of Texas, and generally described as all of the space within an approximately 165,867 square foot industrial building and the use of the existing parking areas within the shaded area on the site plan attached as Exhibit "A" hereto, located on an approximately 22.8 acre parcel of land, as indicated on Exhibit "A" ("PREMISES"). (See also Paragraph 2).

      1.1. TERM: Four (4) years and 0 months ("TERM") commencing on the date of the closing of the purchase of the Premises by Lessor pursuant to the Purchase Agreement (as defined in Paragraph 23) ("COMMENCEMENT DATE") and ending on the last day of the calendar month that is 48 months following the Commencement Date ("EXPIRATION DATE"). (See also Paragraph 3 and Paragraph 23). Promptly following the closing of the purchase of the Premises pursuant to the Purchase Agreement, the Parties will execute and deliver to each other a memorandum setting forth the actual calendar day of the Commencement Date hereunder, which memorandum shall be deemed to modify this Lease and constitute a part thereof.

      1.2.  EARLY POSSESSION: Not applicable.

      1.3. INITIAL BASE RENT: $63,582.35 per month ("BASE RENT"), payable in advance on or before the Commencement Date and on the first day of each month thereafter during the Term (See also Paragraph 4)

      1.4.  BASE RENT PAID UPON EXECUTION: Not applicable.

      1.5. SECURITY DEPOSIT: $63,582.35 on or before the Commencement Date ("SECURITY DEPOSIT"). (See also Paragraph 5)

      1.6. AGREED USE: Office, warehousing and product testing of fiber optic cabling and related uses (See also Paragraph 6)

      1.7. INSURING PARTY. Lessor is the "INSURING PARTY" unless otherwise stated herein. (See also Paragraph 8)

REAL ESTATE BROKERS (see also Paragraph 15): Not applicable.

      1.8. GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by Advanced Fibre Communications, Inc., a Delaware corporation ("GUARANTOR")

      1.9. ADDENDA AND EXHIBITS. Attached hereto is Exhibit A, which constitutes a part of this Lease.

2. PREMISES.

      2.1. LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation that the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

      2.2. CONDITION. THE PREMISES IS BEING DELIVERED TO LESSEE IN AS IS, WHERE IS CONDITION, AND LESSOR IS NOT MAKING ANY REPRESENTATIONS OR WARRANTIES AS TO THE HABITABILITY OF THE PREMISES OR THE SUITABILITY OF THE PREMISES GENERALLY OR FOR ANY PARTICULAR PURPOSE. Lessee acknowledges that Lessee is a former owner and continuing lessee of the Premises, and, as such, is familiar with the condition of the Premises and the property on which the Premises are situated. Without limitation of the foregoing, Lessor makes no warranty concerning the condition of the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), loading doors, if any ("BASE BUILDING SYSTEMS"), nor regarding the structural elements of the roof, bearing walls and foundation of any buildings on the Premises ("BASE BUILDING STRUCTURE") (the Base Building Systems and the Base Building Structure, collectively, the "BUILDING"). Except as expressly provided in this Lease, the failure of any of the Base Building Systems, Base Building Structure or the HVAC as a result of any condition that exists as of the Commencement Date, or resulting from any condition that exists as of the Commencement Date shall not constitute a breach or default by Lessor hereunder, nor give rise to any right of Lessee to not pay Rent or terminate this Lease, but rather Lessee shall be solely responsible for the repair and restoration of the same to good, operable and useable condition, except for any repairs or restoration attributable to (i) the gross negligence or willful misconduct of Lessor or any occupant of the Premises prior to Lessee's occupancy of the Premises or (ii) latent defects in the Premises that are not actually known to Lessee or would not have been discovered by Lessee with reasonable diligence.

      2.3. COMPLIANCE. Lessee further acknowledges that since Lessee is a former owner and continuing lessee of the property, and, as such, is familiar with the condition of the Premises and the property on which the Premises are situated Lessor is not making any warranty concerning whether or not the Base Building Systems and Base Building Structure comply with all applicable laws, covenants or restrictions of record,

STANDARD INDUSTRIAL LEASE DATED FEB 1998

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building codes, regulations and ordinances (including, without limitation, the
Americans with Disabilities Act of 1990, as amended) ("APPLICABLE REQUIREMENTS") in effect on the date of execution of this Lease. Lessee is responsible for determining whether or not the Premises are in compliance with Applicable Requirements and whether zoning is appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed under Applicable Requirements. If following the Commencement Date any non-compliance of the Premises with Applicable Requirements exists that must be corrected for Lessee's continued use of the Premises, the cost of bringing the Premises into compliance with Applicable Requirements shall be the sole obligation of Lessee at Lessee's sole cost and expense, and without regard to whether such non-compliance existed at the Commencement Date or arose thereafter, except as provided in the following sentence. If the Applicable Requirements are hereafter changed (as opposed to being in existence at the Commencement Date, which is addressed in Paragraphs 2.3(a), 6.2(e) and 6.3 below) so as to require during the term of this Lease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building ("CAPITAL EXPENDITURE"), Lessor and Lessee shall allocate the cost of such work as follows:

            (a) Subject to Paragraph 2.3(b) below, if such Capital Expenditures are required as a result of (i) the specific and unique use of the Premises by Lessee as compared with uses by tenants in general or (ii) improvements made or proposed to be made by Lessee, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last eighteen (18) months of this Lease and the cost thereof exceeds three
(3) months' Base Rent. Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within ten (10) days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to three (3) months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least ninety (90) days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

            (b) If such Capital Expenditure is not the result of (i) the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications) or (ii) improvements made or proposed to be made by Lessee, then Lessor and Lessee shall allocate the obligation to pay for such costs pursuant to the provisions of Paragraph 7.1(c); provided, however, that if such Capital Expenditure is required during the last eighteen (18) months of this Lease, either party shall have the option to terminate this Lease upon ninety (90) days prior written notice to the other party, unless the non-terminating party notifies the terminating party, in writing, within ten
(10) days after receipt of the terminating party's termination notice, that the non-terminating party will pay for such Capital Expenditure. If Lessor is the terminating party in the immediately preceding sentence, then, notwithstanding the foregoing, Lessee may remain in possession of the Premises beyond such 90-day period provided Lessee indemnifies Lessor for any liability incurred by Lessor arising out of Lessee's continued occupancy of the Premises beyond such 90-day period.

      2.4. ACKNOWLEDGMENTS. Lessee acknowledges that: (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the information technology infrastructure, electrical, HVAC and other air-handling equipment, fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee's intended use, (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Lessor, Lessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

3. TERM.

      3.1. TERM. The Commencement Date, Expiration Date and Term of this Lease are as specified in Paragraph 1.1.

4. RENT.

      4.1. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("RENT").

      4.2. PAYMENT. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. Rent for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein, by wire transfer of funds as directed by Lessor in writing, or to such other persons or place or different manner as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise commits a Breach of this Lease (taking into account any applicable notice and cure period), Lessor may, in addition to all other remedies available to Lessor at law or in equity, use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate

STANDARD INDUSTRIAL LEASE DATED FEB 1998

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Lessor for any liability, cost, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within thirty (30) days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within fourteen (14) days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within thirty (30) days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6. USE.

      6.1. USE. Lessee shall use and occupy the Premises only for the Agreed Use, and for no other purpose. Lessee shall not use or permit the Premises to be used for any other purpose without Lessor's prior written consent, which shall not unreasonably be withheld. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to neighboring properties.

      6.2.  HAZARDOUS SUBSTANCES.

            (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, to the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not (i) engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without (A) providing Lessor with at least fifteen (15) days' prior written notice of Lessee's intention to engage in such activity and (B) obtaining Lessor's express prior written consent to such activity, which consent may not be unreasonably withheld, or (ii) engage in any activity not in compliance with all material Applicable Requirements. "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or
(iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements and is not a Reportable Use. Upon Lessor's prior written request, Lessee will provide to Lessor copies of all Hazardous Substance manifests, inspection reports, permits and notices of violation from all government authorities.

            (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor or as otherwise permitted in clause (a) above, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

            (c) LESSEE REMEDIATION. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all necessary investigatory and/or remedial action, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party. Notwithstanding the foregoing, the obligations of Lessee pursuant to this clause (c) shall not apply to spills or releases of Hazardous Substances in such amounts as do not require remediation or cleanup under any Applicable Requirements.

            (d) LESSEE INDEMNIFICATION. LESSEE SHALL INDEMNIFY, DEFEND AND HOLD LESSOR, ITS AGENTS, EMPLOYEES, LENDERS AND GROUND LESSOR, IF ANY, HARMLESS FROM AND AGAINST ANY AND ALL REASONABLY FORESEEABLE DAMAGES, LOSSES, LIABILITIES, JUDGMENTS, CLAIMS, COSTS, EXPENSES, PENALTIES, AND ATTORNEYS' AND CONSULTANTS' FEES ARISING OUT OF OR INVOLVING ANY HAZARDOUS SUBSTANCE BROUGHT, SPILLED OR RELEASED IN, ON, UNDER OR ABOUT THE PREMISES IN VIOLATION OF APPLICABLE REQUIREMENTS BY OR FOR LESSEE, WHETHER PRIOR TO COMMENCEMENT OF OR DURING THE TERM OF THIS LEASE, WHICH ARE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LESSEE, ITS AGENTS, EMPLOYEES, CONTRACTORS, REPRESENTATIVES OR BUSINESS INVITEES (PROVIDED, HOWEVER, THAT LESSEE SHALL HAVE NO LIABILITY UNDER THIS LEASE WITH RESPECT TO UNDERGROUND MIGRATION OF ANY HAZARDOUS SUBSTANCE UNDER THE PREMISES FROM ADJACENT PROPERTIES). LESSEE'S OBLIGATIONS SHALL INCLUDE, BUT NOT BE LIMITED TO, THE EFFECTS OF ANY CONTAMINATION OR INJURY TO PERSON, PROPERTY OR THE ENVIRONMENT CREATED OR SUFFERED BY LESSEE, AND THE REASONABLE COST OF INVESTIGATION, REMOVAL, REMEDIATION, RESTORATION AND/OR ABATEMENT, AND SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS LEASE. NO EXPIRATION, TERMINATION OR CANCELLATION OF THIS LEASE SHALL RELEASE LESSEE FROM ITS OBLIGATIONS UNDER THIS LEASE WITH RESPECT TO HAZARDOUS SUBSTANCES, UNLESS LESSEE AND

STANDARD INDUSTRIAL LEASE DATED FEB 1998

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LESSOR ENTER INTO A RELEASE AGREEMENT IN CONNECTION THEREWITH AT THE TIME OF
SUCH EXPIRATION, TERMINATION OR CANCELLATION.

            (e) LESSOR INDEMNIFICATION. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which are caused by the gross negligence or willful misconduct of Lessor, its agents, employees, contractors, representatives or business invitees (provided, however, that Lessor shall have no liability under this Lease with respect to underground migration of any Hazardous Substances under the Premises from adjacent properties following the Commencement Date). Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

            (f) INVESTIGATIONS AND REMEDIATIONS. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Commencement Date (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substances under the Premises from adjacent properties), unless such remediation measure is required as a result of Lessee's use (including "ALTERATIONS", as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.

            (g) LESSOR TERMINATION OPTION. Intentionally deleted.

            (h) ASBESTOS NOTICE. BOTH STATE AND FEDERAL APPLICABLE LAW REQUIRES DISCLOSURE OF ASBESTOS-CONTAINING CONSTRUCTION MATERIALS ("ACM") IN THE BUILDING. THIS NOTIFICATION IS BEING GIVEN TO PROVIDE THE INFORMATION REQUIRED UNDER SUCH LEGISLATION IN ORDER TO HELP YOU AVOID ANY UNINTENTIONAL CONTACT WITH THE ACM, TO ASSURE THAT APPROPRIATE PRECAUTIONARY MEASURES ARE TAKEN BEFORE DISTURBING ANY ACM, AND TO ASSIST YOU IN MAKING APPROPRIATE DISCLOSURES TO YOUR EMPLOYEES AND OTHERS, IF ANY. BECAUSE OF THE PERIOD OF TIME THAT THE BUILDING WAS CONSTRUCTED, THERE ARE ACM IN SOME COMPONENTS OF THE BUILDING. Copies of the applicable environmental reports, O&M plans and or other applicable materials (collectively "Asbestos Materials") are available through the office of the Lessor for your review and application to operations and should be fully and completely reviewed by your applicable representative. Because any tenant alterations or other work at the property could disturb ACM and possibly release asbestos fibers into the air, we require that you use only contractors who are licensed and qualified to handle ACM. This includes major alterations, but might also include such activities as drilling or boring holes, installing electrical, telecommunications or computer lines, sanding floors, removing ceiling tiles or other work which disturbs ACM. In many cases, such activities will not affect ACM, but you must confirm same with a contractor licensed to handle ACM. Further information concerning asbestos handling procedures in general can be obtained by contacting local, state or federal public health agencies if you wish to obtain further information regarding handling procedures and restrictions.

      6.3. LESSEE'S COMPLIANCE WITH APPLICABLE REQUIREMENTS. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, without regard to whether said requirements are now in effect or become effective after the Commencement Date. With respect to requirements of any applicable fire insurance underwriter or rating bureau and the recommendations of Lessor's engineers and/or consultants which relate in any manner to the Premises, Lessee shall cooperate with such bureau or consultants in good faith to address any reasonable concerns raised by such persons. Lessee shall, within fifteen (15) days after receipt of Lessor's written request or sooner if required by Applicable Requirements, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

      6.4. INSPECTION; COMPLIANCE. Lessor and Lessor's "LENDER" (as defined in Paragraph 31.1 below) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times upon reasonable prior notice to Lessee, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease; provided, however, that Lessor shall use good faith reasonable efforts not to interfere with Lessee's operations on the Premises in the course of such inspections. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a Hazardous Substance Condition (see also Paragraph 9.1(d)) is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination.

7. MAINTENANCE; REPAIRS, UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS AND SERVICE CONTRACT COSTS.

      7.1.  LESSEE'S OBLIGATIONS.

            (a) IN GENERAL. It is expressly understood and agreed that Lessor is under no obligation to provide Lessee with any services (including, without limitation, any security services) except as otherwise expressly set forth in this Lease. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations

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(intended for Lessee's exclusive use, no matter where located), and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment and facilities, including but not limited to plumbing, HVAC equipment, electrical, lighting facilities, boilers, pressure vessels, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights and the parking lot (in the same condition as of the Commencement
Date) but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2. Lessee, in keeping the Premises and the parking lot in good order, condition and repair, shall exercise commercially reasonable maintenance practices, specifically including, without limitation, the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below, and the procurement of janitorial services through a contractor previously approved by Lessor. Other than contractors approved by Lessor, no person may be on the roof. If Lessee requires rail spur service, Lessee, at its sole cost and expense, must inspect, repair and maintain the physical aspects of the rail spur, and must comply with and renew, when necessary, directly with the applicable rail service provider any rail spur service or switch track agreements for the Premises. Lessee hereby acknowledges that the rail service is provided by Lessor "As-Is," "Where Is" without representation or warranty with all faults, and that any representations or warranties set forth in Article 2 do not apply to the rail service or the physical condition thereof, and that Lessee has fully satisfied itself as to such condition of the physical state of the rail spur and the availability of service for Lessee's needs.

            (b) SERVICE CONTRACTS AND COSTS. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements ("BASIC ELEMENTS"), if any, if and when installed on the Premises: (i) HVAC and other air handling equipment, (ii) boiler and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering, membranes and drains including the portion thereof constituting the Lessor Roof Replacement (as defined in Paragraph 7.2)(vi) clarifiers (vii) utility feed to the perimeter of the Building, and (viii) any other equipment, if reasonably required by Lessor.

            (c) REPLACEMENT. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below and the provisions of Paragraphs 7.1(e) and 7.2, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if one or more of the Basic Elements (described in Paragraph 7.1(b)), and modified by the last sentence of this Paragraph) cannot be repaired other than at a cost which is in excess of 20% of the cost of replacing such Basic Element, then such Basic Element shall be replaced by Lessor in a good and workmanlike manner and as expeditiously as reasonably possible, and the cost thereof shall be allocated between the Parties as set forth in this Paragraph 7.1(c). Each Party shall provide notice to the other of the need to repair or replace a Basic Element in accordance with this Paragraph 7.2(c) as soon as reasonably practicable. Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the Lessee's portion of the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is the number of months remaining on the Lease Term. Lessee's portion of the cost of such replacement is determined by multiplying the total cost of such replacement by a fraction, the numerator of which is the number of months remaining in the Lease Term, and the denominator of which is the number of months of the useful life of such replacement as such useful life is determined by the Parties in their reasonable judgment (including Interest on the unamortized balance as is then commercially reasonable in the judgment of the Parties and their respective accountants). Lessee reserves the right to prepay its obligation at any time. The intent of this Paragraph 7.1(c) is that Lessee is solely responsible for the pro rata portion of the cost of replacement attributed to the Lease Term. For purposes of this Paragraph 7.1(c) (and only this Paragraph 7.1(c)), Basic Elements shall also include exterior walls, structural internal walls and beams, and foundation, but shall exclude HVAC and other air handling equipment.

            (d) LESSEE'S RIGHT TO TERMINATE. Notwithstanding anything to the contrary set forth herein, to the extent that Lessor (or Lender, as applicable) fails to replace any Basic Element in the manner required by Paragraph 7.1(c) and Lessee chooses not to perform such obligations of Lessor in accordance with Paragraph 13.5(b) hereof, then, in addition to any other right or remedy set forth herein, Lessee shall have the right to terminate this Lease and its obligations hereunder effective upon thirty (30) days' written notice to Lessor.

            (e) REPLACEMENT OF HVAC EQUIPMENT. Notwithstanding anything to the contrary set forth in Paragraph 7.1(c), to the extent that the HVAC and other air handling equipment on the Premises requires replacement consistent with an obligation of replacement from Lessor as provided in Paragraph 7.1(c), at any time during the Term, then Lessee provide Lessor with notice of the need for such replacement as soon as reasonably practicable, and shall promptly replace such equipment, as necessary, in accordance with the provisions of Paragraph 7.1(a). Lessor shall be responsible for the cost of such replacement, in an aggregate amount not to exceed $200,000 (the "LESSOR'S HVAC SHARE"), and Lessee shall be responsible for any costs of such replacement in excess of the Lessor's HVAC Share. Lessor shall pay the Lessor's HVAC Share to Lessee within 30 days after presentation to Lessor from Lessee of invoices, proof of payment or lien releases, warranties, Lessee's certification that the work was completed, copies of all contracts for work performed, and permits, if any, or governmental consents required for such work

      7.2. LESSOR'S OBLIGATIONS. Notwithstanding anything to the contrary in Paragraph 7.1, Lessor shall have the obligation, at its sole cost and expense, to replace the roof covering, membranes and drains of the

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entire Premises, other than the portion of the roof covering consisting of approximately 15,000 square feet located above the office area of the Premises (the "LESSOR ROOF REPLACEMENT"). Lessor shall perform the Lessor Roof Replacement in a good and workmanlike manner and as expeditiously as reasonably possible following the Commencement Date, time being of the essence. Except for the Lessor Roof Replacement, and subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 7.1(c) (Replacement), 7.1(e) (HVAC Equipment Replacement), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no other obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee. Lessor has no obligation to decorate, alter, repair or improve the Premises. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

      7.3.  UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

            (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" refers to all floor and window coverings, air lines, steam lines, power panels, electrical distribution, security and fire protection systems, lighting fixtures, HVAC and other air-handling equipment, plumbing, trash compactors and fencing in or on the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery, equipment and built-in furniture (including, without limitation, communication systems and information technology infrastructure used by Lessee) that can be removed without doing material damage to the foundation and structural components of the Premises. The term "ALTERATIONS" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during this Lease as extended does not exceed $50,000 in the aggregate or $10,000 in any one year.

            (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned solely upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner and (iv) the making of such Alterations or Utility Installations by Lessee does not, in Lessor's reasonable belief, materially diminish the value of the Premises or materially increase the costs of insurance carried by Lessor with respect to the Premises. Notwithstanding clause (iv) above to the contrary, Lessor shall consent to any proposed Alterations and Utility Installations by Lessee so long as Lessee agrees to remove such Alteration or Utility Installation on the Expiration Date and to substantially restore the Premises to their condition existing immediately prior to such Alteration or Utility Installation. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications.

            (c) LIENS; BONDS; AND INDEMNITY. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) business days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof.

      7.4.  OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

            (a) OWNERSHIP. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations existing on the Premises as of the Commencement Date shall be deemed to be part of the Premises and the property of Lessor. Alterations and Utility Installations, if any, made by Lessee during the Term shall be deemed to be the property of Lessor and considered a part of the Premises, unless otherwise instructed per Paragraph 7.4(b) hereof or agreed otherwise by Lessee and Lessor prior to the making of such Alteration or Utility Installation. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations remaining on the Premises at the expiration or termination of this Lease shall become the property of Lessor and be surrendered by Lessee with the Premises.

            (b) REMOVAL. If Lessor requires by written notice to Lessee within 30 days of Lessee's notice of planned Alterations or Utility Installations on the Premises that it will require removal by the expiration or termination of the lease, such Alterations or Utility Installations shall be deemed to be Lessee Owned Alterations or Utility Installations and Lessee shall be required to remove any such Alteration or Installation by the expiration or earlier termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

            (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises (including, without limitation, the driveway and parking lots) by the Expiration Date or any earlier termination date, with all of the improvements (except those described in Paragraph 7.4(b) above), parts and surfaces thereof broom clean

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and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear and damage by fire or other casualty excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 27 below.

            (d) OPTION TO TRANSFER TRADE FIXTURES. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee; provided, however, that, if Lessee, in its sole discretion, desires to transfer any of the Lessee-owned Trade Fixtures to Lessor upon the surrender of the Premises, Lessee shall provide written notice to Lessor within 60 days of the scheduled Expiration Date specifically identifying such Trade Fixtures that Lessee desires to transfer to Lessor. If Lessor, in its sole discretion, is willing to acquire any of the requested Trade Fixtures from Lessee then Lessee shall transfer such Trade Fixtures to Lessor, for no additional consideration, on the Expiration Date. The Parties shall execute and deliver to each other any documents and instruments necessary to evidence such transfer in a form mutually acceptable to the Parties. The physical transfer of any Trade Fixtures transferred by Lessee to Lessor as contemplated by this Paragraph 7.4(d) shall be no earlier than the date on which Lessee surrenders the Premises to Lessor. If the Parties agree to transfer any Trade Fixtures on the Expiration Date in accordance with this Paragraph 7.4(d), Lessee shall have no obligation to remove such Trade Fixtures from the Premises. Absent such agreement, Lessee shall be required to remove such Trade Fixtures from the Premises in accordance with the terms of this Lease.

8. INSURANCE; INDEMNITY.

      8.1 PAYMENT FOR INSURANCE. Lessee shall pay for all insurance required under Paragraph 8. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term within thirty (30) days of Lessee's receipt of an invoice for such expenses, issued by Lessor at such time as to permit payment by Lessee immediately prior to the commencement of each successive semi-annual insurance term.

      8.2 LIABILITY INSURANCE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability ("CGL") policy of insurance (individually or together with a policy of umbrella excess liability insurance) protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as insureds) against claims for bodily injury, property damage, personal injury and advertising injury based upon, relating to, involving, or arising out of the ownership, use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. Lessee shall promptly provide Lessor with evidence of such insurance in the form of an endorsement to the policy. Such insurance shall be on an occurrence basis for bodily injury and property damage coverage, providing coverage in an amount not less than $2,000,000 for damages because of all bodily injury and property damage arising out of any one occurrence and coverage in an amount not less than $2,000,000 for all damages because of all personal injury and all advertising injury sustained by any one person or organization. The insurance shall include an "Additional Insured - Managers, Lessors, of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage or injury caused by heat, smoke or fumes from a hostile fire. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee, nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any insurance carried by Lessor, whose insurance shall be considered excess insurance only and shall not insure Lessee.

      8.3 PROPERTY INSURANCE - BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any ground lessor, and to any Lender(s) insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4 and not under any Lessor's policies of insurance. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by Lessor or a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain if available and commercially appropriate waiver of subrogation. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $100,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss.

      8.4   LESSEE'S PROPERTY/BUSINESS INTERRUPTION INSURANCE.

            (a) PROPERTY DAMAGE. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per loss or occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Upon written request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

            (b) BUSINESS INTERRUPTION. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils

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commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

            (c) NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

      8.5 INSURANCE POLICIES. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least A, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Commencement Date, deliver to Lessor certified copies of policies of such insurance or endorsements evidencing the existence and amounts of the required insurance. Lessee shall use commercially reasonable efforts to cause the insurer to provide Lessor with at least thirty (30) days' prior written notice of any proposed cancellation of any of Lessee's insurance policies described in Paragraphs 8.2 or 8.4 above Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence satisfactory to Lessor of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand; provided, however, that any cancellation of such policies of insurance during the Term shall constitute a Breach of Lessee's obligations hereunder (subject to cure in accordance with Paragraph 13.1). Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

      8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

      8.7 INDEMNITY. EXCEPT FOR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LESSOR OR ANY OF ITS AGENTS, CONTRACTORS, EMPLOYEES, INVITEES OR REPRESENTATIVES, LESSEE SHALL INDEMNIFY, PROTECT, DEFEND AND HOLD HARMLESS THE PREMISES, LESSOR AND ITS AGENTS, LESSOR'S MASTER OR GROUND LESSOR (IF ANY), PARTNERS AND LENDERS, FROM AND AGAINST ANY AND ALL CLAIMS, LOSS OF RENTS AND/OR DAMAGES, LIENS, JUDGMENTS, PENALTIES, ATTORNEYS' AND CONSULTANTS' FEES, EXPENSES AND/OR LIABILITIES WHICH ARISE OUT OF OR RELATE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LESSEE OR LESSEE'S AGENTS, CONTRACTORS, EMPLOYEES, INVITEES OR REPRESENTATIVES (COLLECTIVELY, "LESSEE PARTIES") OR ANY INVITEE, LICENSEE OR CONTRACTOR OF THE LESSEE PARTIES, IN CONNECTION WITH THE USE AND/OR OCCUPANCY OF THE PREMISES. IF ANY ACTION OR PROCEEDING IS BROUGHT AGAINST LESSOR BY REASON OF ANY OF THE FOREGOING MATTERS, LESSEE SHALL UPON NOTICE DEFEND THE SAME AT LESSEE'S EXPENSE BY COUNSEL REASONABLY SATISFACTORY TO LESSOR AND LESSOR SHALL COOPERATE WITH LESSEE IN SUCH DEFENSE. LESSOR NEED NOT HAVE FIRST PAID ANY SUCH CLAIM IN ORDER TO BE DEFENDED OR INDEMNIFIED.

      8.8 EXEMPTION OF LESSOR FROM LIABILITY. LESSOR SHALL NOT BE LIABLE FOR INJURY OR DAMAGE TO THE PERSON OR GOODS, WARES, MERCHANDISE OR OTHER PROPERTY OF LESSEE, LESSEE'S EMPLOYEES, CONTRACTORS, INVITEES, CUSTOMERS, OR ANY OTHER PERSON IN OR ABOUT THE PREMISES, WHETHER SUCH DAMAGE OR INJURY IS CAUSED BY OR RESULTS FROM FIRE, STEAM, ELECTRICITY, GAS, WATER OR RAIN, OR FROM THE BREAKAGE, LEAKAGE, OBSTRUCTION OR OTHER DEFECTS OF PIPES, FIRE SPRINKLERS, WIRES, APPLIANCES, PLUMBING, HVAC OR LIGHTING FIXTURES, OR FROM ANY OTHER CAUSE, WHETHER THE SAID INJURY OR DAMAGE RESULTS FROM CONDITIONS ARISING UPON THE PREMISES OR UPON OTHER PORTIONS OF THE BUILDING OF WHICH THE PREMISES ARE A PART, OR FROM OTHER SOURCES OR PLACES, UNLESS SUCH INJURY OR DAMAGE IS ATTRIBUTABLE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LESSOR OR ITS AGENTS. LESSOR SHALL NOT BE LIABLE FOR ANY DAMAGES ARISING FROM ANY ACT OR NEGLECT OF ANY OTHER TENANT OF LESSOR. NOTWITHSTANDING LESSOR'S NEGLIGENCE OR BREACH OF THIS LEASE, LESSOR SHALL UNDER NO CIRCUMSTANCES BE LIABLE FOR INJURY TO LESSEE'S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM AND LESSEE WAIVES ANY CLAIM AGAINST LESSOR FOR ACTUAL, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY OR PUNITIVE DAMAGES.

9. DAMAGE OR DESTRUCTION.

      9.1.  DEFINITIONS.

            (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in four (4) months or less from the date of the damage or destruction. All other damage or destruction to the improvements on the Premises shall be referred to as "PREMISES TOTAL DESTRUCTION". Lessee shall notify Lessor in writing within 24 hours following any material damage to the Premises ("Lessee Damage Notice") Lessor shall notify Lessee in writing within thirty (30) days from its receipt of the Lessee Damage Notice as to whether or not the damage is Partial or Total.

            (b) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3, irrespective of any deductible amounts or coverage limits involved.

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            (c) ""HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

      9.2. PARTIAL DAMAGE - INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then unless Lessee has elected to terminate this Lease pursuant to a right to do so, following such date on which Lessee agrees to continue this Lease in full force and effect, Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

      9.3. PARTIAL DAMAGE - UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act or omission of Lessee, or Lessee's employees, contractors, invitees, licensees or customers (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect (but subject to abatement of Rent pursuant to Paragraph 9.6), or (ii) terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

      9.4. TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate effective immediately upon such Destruction. If the damage or destruction was caused by the gross negligence or willful act or omission of Lessee or Lessee's employees, contractors, invitees or customers, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

      9.5. DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of this Lease there is damage for which the cost to repair exceeds one
(1) month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to Lessee within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and
(b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

      9.6.  ABATEMENT OF RENT; LESSEE'S REMEDIES.

            (a) ABATEMENT. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

            (b) REMEDIES. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and material way, such repair or restoration within ninety (90) days (subject to force majeure) after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such

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

notice. If Lessee gives such notice and such repair or restoration is not commenced within thirty (30) days (subject to force majeure) thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said thirty (30) days (subject to force majeure), this Lease shall continue in full force and effect. "COMMENCE" shall mean either the authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs. For purposes of this Paragraph 9.6(b), "force majeure" means any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials, or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, judicial orders, enemy or hostile governmental action, civil commotion, fire or other casualty and other causes beyond the reasonable control of Lessor shall excuse the performance by Lessor for a period equal to any such prevention, delay or stoppage.

      9.7. TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to Paragraph 9, (i) an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor; and
(ii) the Lessee shall pay Lessor that portion of the insurance proceeds due pursuant to Paragraph 8.2 equal to the total amount of such proceeds times a fraction the numerator of which is the number of months elapsed in the term of the Lease and the denominator of which is the total number of months in the Lease Term.

      9.8. WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10. REAL PROPERTY TAXES.

      10.1. DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of assessment, real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises, Lessor's right to other income therefrom, and/or Lessor's business of leasing, including, without limitation, gross receipts and gross rentals, taxes by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county, state or other taxing authority of a jurisdiction within which the Premises are located; provided, however, that Real Property Taxes shall not include (i) any inheritance or wealth transfer tax, net income or gross receipts tax of Lessor or any tax based on the net income and net assets of Lessor (such as but not limited to any tax in the nature of capital stock tax), (ii) any transfer tax or comparable fee or (iii) any late charges, fines or penalties incurred by Lessor with respect to the failure to pay any Real Property Taxes in a timely manner.

      10.2. PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes applicable to the Premises during the term of this Lease. All such payments shall be made at least ten (10) days prior to any delinquency date. Upon request by Lessor, Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment within thirty (30) days after payment by Lessor of the applicable taxes. If Lessee shall fail to pay any required Real Property Taxes, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor promptly upon demand.

      10.3. JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

      10.4. PERSONAL PROPERTY TAXES. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause such property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement.

11. UTILITIES/ABATEMENT AND OTHER RIGHTS. Lessee shall obtain and obtain and pay for all potable and process water, gas, steam, heat, light, electricity, telephone and other information technology infrastructure, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. Lessee must arrange and pay for the installation of any required utility meters. Lessee must pay any fees or deposits required for any of the utilities. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be mutually agreed by the parties in writing, of all charges jointly metered. It is expressly understood and agreed that Lessor shall have no liability for any interruption or termination of utility services to the Premises and Lessee shall have no right to terminate this Lease in the event of any such interruption or termination. Notwithstanding any provision to the contrary contained in this Lease, and in addition to Lessee's rights set forth in Paragraph 13.5, in the event that, as a result of Lessor's replacement of the Basic Elements pursuant to Paragraph 7.1(c), in excess of 25% of the Premises becomes uninhabitable for a period of five (5) consecutive days, then Lessee shall have the right thereafter to abate rent on a per diem basis pro rata with respect to the portion of the Premises that has been so rendered uninhabitable for each day of such uninhabitability. If in excess of 25% of the Premises is so uninhabitable for a period of thirty (30) consecutive days as a result of Lessor's replacement of the Basic Elements pursuant to Paragraph 7.1(c) and Lessee cannot

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conduct its business from the remaining inhabitable portion of the Premises, then Lessee shall also have the right, at its sole discretion, to terminate the Lease with respect to the Premises or the portion thereof which has been so rendered uninhabitable by written notice to Lessor, in which event Lessee shall have no further liability or obligation hereunder with respect to the Premises or the applicable portion thereof. If Lessee terminates the Lease only with respect to a portion of the Premises in accordance with the immediately preceding sentence, then Lessee's rent and other monetary obligations shall be reduced accordingly in proportion to the portion of the Premises for which this Lease has been so terminated.

12. ASSIGNMENT AND SUBLETTING.

      12.1. LESSOR'S CONSENT REQUIRED.

            Lessee shall not assign, transfer, mortgage or encumber (collectively, "ASSIGN OR ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent which shall not unreasonably be withheld, conditioned or delayed. Notwithstanding any provision in the Lease to the contrary, Lessee may assign the Lease or sublet the Premises or any portion thereof without Lessor's consent, and without incurring any liability, fees or costs relating to assignment or subleasing, to any entity which (i) controls, is an affiliate of or is controlled by or is under common control with Lessee, or (ii) to any entity resulting from a merger or consolidation with Lessee (or the sale of all or any portion of the stock of Lessee) or (iii) to any entity which acquires all or substantially all of the assets of Lessee or (iv) to any entity acquiring all or substantially all of the assets of the business of Lessee conducted from the Premises (collectively, an "AFFILIATE"). Notwithstanding the foregoing, Lessee shall provide Lessor with no less than fifteen (15) days' prior written notice of any proposed assignment or sublease to an Affiliate hereunder.

      12.2. TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

                  (a) Regardless of Lessor's consent, no assignment or subletting (including an assignment or subletting to an Affiliate contemplated in Paragraph 12.1(i) or (ii)) shall: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee. Lessee shall be released from all liability for the performance of its obligations hereunder (including, without limitation, the payment of Rent) upon an assignment to an Affiliate pursuant to Paragraph 12.1(iii) or (iv), so long as such assignee Affiliate (together with all affiliates thereof who are liable, either directly or as guarantors, for the performance of the obligations of the Lessee under this Lease), has a tangible net worth equal to or greater than $100,000,000 on the effective date of such assignment.

            (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

            (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

            (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

            (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $1,000 as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

            (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

      12.3. ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

            (a) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor. If Lessee does not require the sublessee to attorn to Lessor, the sublease shall be extinguished upon the termination of this Lease as a result of Lessee's breach hereunder, and the sublessee shall have no further right to occupy the Premises.

            (b) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

            (c) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

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            (d) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

            (e) Lessee may list the Premises for sublease or assignment with only brokers reasonably approved in writing by Lessor. Any broker retained by Lessee is not the agent of Lessor for any purpose. Lessee must indemnify, protect, defend and hold Lessor harmless from and against any claim for compensation or charges claimed by any broker retained by Lessee, or from and against any party whose claim is based, directly or indirectly, on any proposed sublease or assignment.

13. DEFAULT; BREACH; REMEDIES.

      13.1. DEFAULT; BREACH. A "Default" is defined as a failure by the Lessee timely to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A "BREACH" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

            (a) The abandonment of the Premises without payment of rent.

            (b) The failure of Lessee to make any payment of Rent required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, in each instance within five (5) calendar days after receipt of notice from Lessor advising Lessee of such failure.

            (c) The failure by Lessee to provide within the time period required herein (or, if no period is specified, within a reasonable period of time not to exceed thirty (30) days following receipt of Lessor's request) (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting,
(iv) a Estoppel Certificate, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 41, or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease.

            (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 39 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature of Lessee's Default is such that it is reasonably capable of cure but more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee promptly (but in no event later than 30 days) commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

            (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a "DEBTOR" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within sixty (60) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within sixty (60) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

            (f) Lessee does or permits anything that creates a lien on the Premises, and Lessee fails to discharge the lien, or provide adequate security therefor by posting a bond or otherwise, within thirty days of its filing.

      13.2. REMEDIES. If Lessee fails to perform any of its affirmative duties or obligations (taking into consideration any applicable notice and opportunity to cure), within five (5) days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

            (a) Terminate this Lease in which event Lessee shall immediately surrender possession of the Premises to Lessor; provided that, if Lessee fails to so surrender the Premises, then Lessor may, without prejudice to any other remedy it has for possession of the Premises or arrearages in Rent or other damages, re-enter and take possession of the Premises and expel or remove Lessee and any other person occupying the Premises, or any part thereof, in accordance with applicable law, with Lessee hereby waiving, to the fullest extent permitted by applicable law, any and all statutory notices to vacate the Premises. In the event of Lessor's termination of this Lease, Lessor shall be entitled to recover from Lessee as damages: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) the reasonable cost of recovering possession of the Premises and out-of-pocket expenses of reletting, including

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necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award.

            (b) Terminate Lessee's right of possession of the Premises by any lawful means, without terminating this Lease, in which event Lessee shall immediately surrender the Premises to Lessor; provided that, if Lessee fails to so surrender the Premises, then Lessor may, without prejudice to any other remedy it has for possession of the Premises or arrearages in Rent or other damages, re-enter and take possession of the Premises and expel or remove Lessee and any other person occupying the Premises, or any part thereof, in accordance with applicable law, with Lessee hereby waiving, to the fullest extent permitted by applicable law, any and all statutory notices to vacate the Premises. Lessor may continue to recover the Rent as it becomes due. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession. In the event of a reletting of the Premises, the Rent derived therefrom shall be applied first, to any reasonable brokerage commissions incurred by Lessor in connection with such reletting; second, to any reasonable attorneys' fees incurred by Lessor in connection with such reletting; third, to the reasonable costs incurred by Lessor in connection with the repair, remodeling or other preparation of the Premises for such reletting; and fourth, to the Rent due under this Lease. No reletting by Lessor is considered to be for Lessor's own account unless Lessor has notified Lessee in writing that this Lease has been terminated. If such rentals received from such reletting during any month shall be less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. Notwithstanding any such reletting without termination. Lessor may at any time thereafter elect to terminate this Lease for such previous Breach. In addition, no such reletting is to be considered an acceptance of Lessee's surrender of the Premises unless Lessor so notifies Lessee in writing. Until Lessor relets the Premises under terms satisfactory to Lessor in its sole discretion, Lessee shall pay to Lessor on or before the first day of each calendar month the monthly rentals and other charges provided in this Lease. If and after the Premises have been relet by Lessor, Lessee shall pay to Lessor on the twentieth (20th) day of each calendar month the difference, if any, between the monthly rentals and other charges provided in this Lease for such calendar month and that which is due under the new leasehold agreement. If it is necessary for Lessor to bring suit in order to collect any deficiency, Lessor shall have the right to allow such deficiencies to accumulate and to bring an action on several or all of the accrued deficiencies at one time. Any such suit shall not prejudice in any way the right of Lessor to bring a similar action for any subsequent deficiency or deficiencies.

            (c) Pursue the remedy of specific performance and/or injunctive relief.

            (d) Pursue any other remedy now or hereafter available in equity under the laws or judicial decisions of the state wherein the Premises are located.

            (e) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises nor limit Tenant's liability for, or obligation to pay, damages to which Lessor is entitled hereunder as a result of Lessee's Breach, as provided in this Paragraph 13 or elsewhere in this Lease or under applicable law, all of which expressly survive the expiration or earlier termination of this Lease.

Lessor forever waives (i) any right provided by Law or otherwise to obtain, foreclose upon, execute upon or otherwise benefit from a lien or other encumbrance against the personal property of Lessee for rent or other sums due Lessor under the Lease or any other obligation of Lessee to Lessor and (ii) any right provided by Law or otherwise to distraint or distress any personal property of Lessee, or to place a lien or other security interest upon any of Lessee's fixtures on or Alterations to the Premises.

      13.3. INDUCEMENT RECAPTURE. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

      13.4. INTEREST AND LATE CHARGES.

            (a) INTEREST. Any monetary payment due Lessor hereunder, other than such amounts which are the subject of a good faith dispute between the parties and other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within thirty (30) days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the thirty-first (31st) day after it was due as to non-scheduled payments. The interest ("INTEREST") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus four percent (4%), but shall not exceed the maximum rate allowed by law.

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            (b)   LATE CHARGES. In addition the Interest described in Paragraph
13.4(a) above, any Rent shall not be received by Lessor within five (5) days after such amount shall be due more than two (2) times during any consecutive 12-month period during the Term, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to ten percent (10%) of each such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder.

      13.5. BREACH BY LESSOR.

            (a) NOTICE OF BREACH. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor (including, without limitation, a replacement of a Basic Element in accordance with Paragraph 7.1(c)). For purposes of this Paragraph, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such thirty (30) day period and thereafter pursued to completion as expeditiously as is commercially reasonable under the circumstances.

            (b) PERFORMANCE BY LESSEE ON BEHALF OF LESSOR. In the event that neither Lessor nor Lender cures said breach within thirty (30) days after receipt of said notice, or if having commenced said cure they do not pursue it to completion, then (subject to Lessee's rights set forth in Paragraph 7.1(d)) Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "CONDEMNATION"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than twenty percent (20%) of any building portion of the Premises, or more than thirty-five percent (35%) of the land area portion of the Premises not occupied by any building, or any lesser land area portion of the Premises insofar as such taking materially interferes with Lessee's use of or access to the Premises, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in area of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken (it being understood and agreed that Lessee hereby waives any claim to be compensated for the lost value of the leasehold estate in the Premises), or for severance damages; provided, however, that Lessee shall be entitled to make a separate claim directly against the condemning authority for any compensation for Lessee's relocation expenses, and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph so long as Lessor's claim is not diminished thereby. Any and all compensation which is payable for Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be apportioned between Lessor and Lessee, respectively, in the same proportion as the number of months elapsed in the Lease Term bears to the total number of months in the Lease Term. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation. Notwithstanding anything to the contrary contained in this Paragraph 14, if the temporary use or occupancy of all or any substantial part of the Premises is taken by condemnation or in any other manner for any public or quasi-public use or purpose during the Term, and such temporary taking continues for a period of 180 consecutive days, Lessee shall have the right, by providing written notice to Lessor, to terminate this Lease.

15. REPRESENTATIONS AND INDEMNITIES OF BROKER RELATIONSHIPS. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

16. ESTOPPEL CERTIFICATES.

            (a) Each Party (as "RESPONDING PARTY") shall within twenty (20) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a

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statement in writing in form similar to the then most current "ESTOPPEL
CERTIFICATE" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

            (b) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. REIMBURSEMENT OF LESSOR. Lessor may, from time to time, but shall not be under any obligation to, seek to obtain a reduction in the amount of Taxes, or the cost of insurance, utilities or other amounts chargeable to or payable by Lessee pursuant to this Lease. If Lessor incurs any cost or expense in connection with the material reduction of Taxes or the cost of insurance, utilities or other amounts chargeable to or payable by Lessee pursuant to this Lease, Lessee shall reimburse Lessor for all such reasonable costs and expenses that are proportionate to Lessee's interests herein within thirty (30) days after receipt of an invoice therefore, provided that Lessor previously obtained Lessee's prior written approval of such efforts and Lessee's agreement to be accountable in such manner.

18. DEFINITION OF LESSOR. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, the prior Lessor shall fully be released from and relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

19. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

20. DAYS. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

21. LIMITATION ON LIABILITY. The obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction. On the Commencement Date, Lessor shall provide Lessee with a written statement setting forth the principal amount of any loan or other indebtedness incurred by Lessor in connection with the acquisition of the Premises pursuant to the Purchase Agreement .

22. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

23. NO PRIOR OR OTHER AGREEMENTS. This Lease and that certain Agreement for the Sale and Purchase of Real Estate dated November 24, 2003 by and between Lessor and Jabil Circuit of Texas, LP (as amended from time to time, the "PURCHASE AGREEMENT") constitute the entire agreement with respect to the lease of the Premises to Lessee by Lessor and supercede any and all other prior written or oral agreements or understandings with respect to this transaction. Except as expressly set forth in this Lease or the Purchase Agreement, no representations, inducements, understanding or anything of any nature whatsoever, made, stated or represented by Lessor or Lessee or anyone acting on either party's behalf, either orally or in writing have induced either party to enter into this Lease

24. NOTICES.

      24.1. NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 24. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

      24.2. DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also

STANDARD INDUSTRIAL LEASE DATED FEB 1998

                                    PAGE 15                    Initials____ ____
delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

25. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

26. RECORDING. Lessee shall, upon request of Lessor, execute, acknowledge and deliver to the Lessor a short form memorandum of this Lease for recording purposes. Lessee shall be responsible for payment of any fees applicable thereto. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, the Parties agree to cause any recorded memorandum of this Lease to be removed from record. Lessee shall not cause this lease, or any memorandum hereof to be recorded without the prior written consent of Lessor.

27. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then such holdover shall be deemed a Tenancy at Sufferance (with Lessee waiving, to the fullest extent permitted by applicable law, any required statutory notices to vacate the Premises), then the Base Rent shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

28. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

29. COVENANTS AND CONDITIONS; CONSTRUCTION OF AGREEMENT. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. It is expressly understood and agreed that Lessee's obligation to pay Rent and other charges due hereunder is an independent covenant. In construing this Lease, all headings and titles are for the convenience of the parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the parties, but rather according to its fair meaning as a whole, as if both parties had prepared it.

30. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

31. SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

      31.1. SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lender") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

      31.2. ATTORNMENT. Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

      31.3. SELF-EXECUTING. The agreements contained in this Paragraph 31 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination or attornment agreement provided for herein.

      31.4. NON-DISTURBANCE. Notwithstanding anything to the contrary set forth in this Paragraph 31, in the event of any subordination of this Lease to any mortgage or ground lease (regardless of whether a document evidencing such subordination is signed by Lessor or not), if there is no continuing uncured default by Lessee under this Lease at such time, Lessee may require as a condition to such subordination that the applicable

STANDARD INDUSTRIAL LEASE DATED FEB 1998

                                    PAGE 16                    Initials____ ____
mortgagee(s) or ground lessor(s) agrees to enter into a written non-disturbance agreement with Lessee in a commercially reasonable form which shall provide, inter alia, that Lessee's possession of the Premises shall not be disturbed during the Term by the foreclosure of the lien of any mortgage or ground lease by the holder thereof or the ground lessor thereunder, as the case may be. Lessor, at Lessee's request, shall assist Lessee in obtaining any document or instrument described in this Paragraph 31.4 and, if necessary, execute and deliver such documents as may be required by the mortgagee or ground lessor.

32. ATTORNEYS' FEES. If any Party brings an action or proceeding involving the Premises to enforce the terms hereof or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to recover its attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred.

33. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS; LOCKS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of: (i) showing the same to prospective purchasers, lenders, or lessees during the last nine (9) months of the Term; (ii) making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary; or, (iii) any other reason as Lessor shall deem necessary. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary "FOR SALE" signs and Lessor may during the last nine (9) months of the term hereof place on the Premises any ordinary "FOR LEASE" signs. Lessee may at any time place on or about the Premises any ordinary "FOR SUBLEASE" sign. Lessee shall place no additional locks or bolts of any kind upon any of the doors or windows, nor shall any changes be made in existing locks or the mechanisms thereof unless Lessor gives prior written approval. Lessee shall bear the cost of any lock changes or repairs required by Lessee, and shall immediately provide Lessor with two (2) keys for each lock which is re-keyed or installed. Lessee, upon termination or expiration of this Lease, shall deliver to Lessor all keys to doors or other locked fixtures in the Premises. In the event of the loss of any keys furnished by Lessor to Lessee, Lessee shall pay Lessor the cost of changing or re-keying the locks. Additionally, upon termination, Lessee shall replace any locks with locks and keys approved by Lessor at Lessee's sole cost and at Lessor's sole and absolute discretion.

34. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

35. SIGNS. Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All signs must comply with all Applicable Requirements.

36. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within ten (10) days following any such event to elect to the contrary by written notice to the holder of any such lesser interest shall constitute Lessor's election to have such event constitute the termination of such interest. No payment of money by Lessee to Lessor after this Lease has expired or terminated will reinstate or extend the Term or make ineffective any notice given to Lessee prior to Lessee's payment. If after Lessor has filed and served a law suit against Lessee or after a final judgment granting Lessor possession of the Premises, Lessor may receive any sums due under this Lease and the payment will not make ineffective any notice, or in any manner affect any pending law suit or previously obtained judgment.

37. CONSENTS. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld, conditioned or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', engineers', attorneys and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

STANDARD INDUSTRIAL LEASE DATED FEB 1998

                                    PAGE 17                    Initials____ ____

38. QUIET POSSESSION. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof free from molestation or hindrance by Lessor.

39. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

40. RESERVATIONS. Lessor reserves to itself the right, from time to time with Lessee's prior consent, not to be unreasonably withheld, conditioned or delayed, to grant such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee.

41. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

42. AUTHORITY. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each party shall, within thirty
(30) days after request, deliver to the other party satisfactory evidence of such authority.

43. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

44. OFFER. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

45. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

46. WAIVER OF TRIAL BY JURY. Lessee hereby waives, to the fullest extent permitted by applicable law, the right to a trial by jury in any action brought by Lessor against Lessee in connection with this lease.

47. Waiver of consumer Rights in Texas. LESSEE ACKNOWLEDGES THAT LESSEE IS A "BUSINESS CONSUMER" FOR PURPOSES OF THE TEXAS DECEPTIVE TRADE PRACTICES ACT, BUT SHOULD SUCH DETERMINATION BE HELD OTHERWISE BY A FINAL JUDGEMENT OF A COURT OF COMPETENT JURISDICTION THE FOLLOWING SHALL APPLY: LESSEE WAIVES ALL OF LESSEE'S RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, PARAGRAPH
17.41 ET SEQ., BUSINESS AND COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF LESSEE'S OWN SELECTION, LESSEE VOLUNTARILY CONSENTS TO THE FOREGOING WAIVER. LESSOR AND LESSEE EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR LESSEE'S INTENDED COMMERCIAL PURPOSE, AND LESSEE'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LESSOR OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, LESSEE SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF, DEDUCTION, NOTWITHSTANDING ANY BREACH BY LESSOR OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

STANDARD INDUSTRIAL LEASE DATED FEB 1998

                                    PAGE 18                    Initials____ ____

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures

Executed at:                               Executed at:

Date: _________________________________    Date: _______________________________
By LESSOR:                                 By LESSEE:

Reliance Parkway Capital LP                Advanced Fibre Access Corporation

By: ___________________________________    By: _________________________________
Name Printed: _________________________    Name Printed: _______________________
Title: ________________________________    Title: ______________________________
Address: ______________________________    Address: ____________________________
_______________________________________    _____________________________________
Telephone (  ) ________________________    Telephone (  ) ______________________
Facsimile (  ) ________________________    Facsimile (  ) ______________________
Federal ID No. ________________________    Federal ID No. ______________________

With a required copy to:                   With a required copy to:

Leigh Morris, Esq.                         _____________________________________
Andrew Raines, Esq.                        _____________________________________
Advisors, LLP                              _____________________________________
11911 San Vicente Boulevard                _____________________________________
Suite 265                                  _____________________________________
Los Angeles, CA 90049                      _____________________________________
Facsimile: (310) 472-5433

By executing below, Guarantor agrees to be bound by the terms contained in this Lease pursuant to the attached Guaranty of Lease.

GUARANTOR:

Advanced Fibre Communications, Inc.,
a Delaware corporation

By: ___________________________________    By: _________________________________
Name Printed: _________________________    Name Printed: _______________________
Title: ________________________________    Title: ______________________________
Address: ______________________________    Address: ____________________________
_______________________________________    _____________________________________
Telephone (  ) ________________________    Telephone (  ) ______________________
Facsimile (  ) ________________________    Facsimile (  ) ______________________
Federal ID No. ________________________    Federal ID No. ______________________

STANDARD INDUSTRIAL LEASE DATED FEB 1998

                                    PAGE 19                    Initials____ ____

                                   EXHIBIT A

                               [REDFORD ROAD MAP]

STANDARD INDUSTRIAL LEASE DATED FEB 1998

                                    PAGE 20                    Initials____ ____

                                GUARANTY OF LEASE

This GUARANTY OF LEASE ("Guaranty") is made and entered into as of the __ day of February 2004, and is by and between Advanced Fibre Communications, Inc., a Delaware corporation ("Guarantor") in favor of Reliance Parkway Capital LP, a Texas limited partnership ("Landlord") with respect to the following circumstances.

      1. Landlord has entered into a lease ("Lease"), dated concurrently herewith, with Advanced Fibre Access Corporation, a Delaware corporation ("Tenant"), whether acting on behalf of itself or any estate created by the commencement of a case under Title 11 of the United States Code or any successor statute thereto (the "Bankruptcy Code") or any other insolvency, bankruptcy, reorganization or liquidation proceeding, or by any trustee under the Bankruptcy Code, liquidator, sequestrator or receiver of Tenant or Tenant's property or similar person duly appointed pursuant to any law generally governing any insolvency, bankruptcy, reorganization, liquidation, receivership or like proceedings.

      2. In consideration of Landlord entering into the Lease with Tenant and with full knowledge that Landlord would not have entered into the Lease with Tenant were it not for the agreements of Guarantor hereunder, Guarantor hereby agrees as follows:

            2.1 Guarantor hereby guarantees the full, faithful and timely payment and performance by Tenant of all payments, covenants and other obligations of Tenant under or pursuant to the Lease (all of which shall hereinafter be referred to as "Obligations"). If Tenant shall default at any time in the payment of any rent or any other sums, costs, or charges whatsoever, or in the performance of any of the other covenants and obligations of Tenant, under or pursuant to the Lease after applicable notice and opportunity to cure, then Guarantor(s), at Guarantor's expense, shall on demand of Landlord fully and promptly, and well and truly, pay all rent, sums, costs and charges to be paid by Tenant, and perform all the other covenants and obligations to be performed by Tenant under or pursuant to the Lease. In addition, Guarantor shall, on Landlord's demand, pay to Landlord any and all sums due to Landlord, including (without limitation) all interest and late charges with respect to past due obligations of Tenant, costs advanced by Landlord, and damages and all expenses (including attorneys' fees and litigation costs) that may arise in consequence of Tenant's default. Guarantor hereby waives all requirements of notice of the acceptance of this Guaranty. Guarantor specifically agrees that this is a guaranty of payment and performance, not of collection or satisfaction of judgment.

            2.2 In case of the dissolution, liquidation or insolvency (howsoever evidenced) of, or the institution of bankruptcy or receivership proceedings against Tenant or Guarantor, all of the Obligations then existing shall, at option of Landlord, immediately become due or accrued and payable from Guarantor. In the event of a default by Tenant under the Lease, all dividends or other payments received thereafter by Guarantor from Tenant or on account of the Obligations from whatsoever source, shall be taken and applied as payment in gross, and this Guaranty shall apply to and secure any ultimate balance that shall remain owing to Landlord.

            2.3 The liability hereunder shall in no way be terminated, diminished, affected or impaired by (and Landlord is hereby authorized to make from time to time, without notice to Guarantor) any extensions, renewals, amendments, indulgences, modifications, transfers or assignments in whole or in part of the Lease by Landlord, whether or not notice thereof is given to Guarantor, by reason of sums paid or payable to Landlord from the proceeds of any insurance policy or condemnation award, sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of the Obligations, either express or implied, or of any security, additional security or collateral therefore. The liability hereunder shall in no way be terminated, diminished affected or impaired by any acceptance by Landlord of any security or additional security for, or other guarantors, or by the invalidity, unforceability, loss of, change in priority or reduction in value in or loss of value of any of the security or additional security, or by any failure, neglect or omission on the part of Landlord to realize upon or protect any of the Obligations, or any collateral or security or additional security therefor, or to exercise any lien upon or right of appropriation of any monies, credits or property of Tenant, possessed by Landlord, toward the liquidation of the Obligations, or by any application of payments or credits thereon or by any failure, neglect or omission on the part of Landlord to enforce the obligations of the other Guarantors or by the surrender, compromise, settlement, release, change, modification or other disposition of the Obligations of the other Guarantors. Landlord shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on the Obligations, or any part thereof. In order to hold Guarantor liable hereunder, there shall be no obligation on the part of Landlord, at any time, to resort for payment to Tenant or to any other Guaranty, or to any other persons or corporations, their properties or estates, or resort to any collateral, security, property liens or other rights or remedies whatsoever, and Landlord shall have the right to enforce this Guaranty irrespective of whether or not other proceedings or steps seeking resort to or realization upon or form any of the foregoing are pending.

      3. All Landlord's diligence in collection or protection, and all Landlord's demand and notice, as to any and everyone, whether or not Tenant or Guarantor or others, of default and of non-payment and of the creation and existence of any and all of the Obligations, and of any security and collateral therefor, and of the acceptance of this Guaranty, and of any and all extensions of credit and indulgence hereunder, are waived.

      4. Notwithstanding any other provisions of this Guaranty to the contrary, Guarantor hereby waives any claim or other rights which Guarantor may now have or hereafter acquire against Tenant or any other guarantor of all or any of Tenant's obligations under the Lease that arise from the existence or performance of Guarantor's obligations under this Guaranty or otherwise (all such claims and rights are referred to as "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate any claim or remedy of Landlord against Tenant or any collateral which Landlord now has or hereafter acquires, whether or not such claim, remedy, or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from Tenant, directly or indirectly, in cash or other property or by setoff or in any other manner of payment, or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of any such Guarantor's Conditional Rights and either (a) such amount is paid to Guarantor at any time when any of Tenant's obligations under the Lease shall not have been paid or performed in full, or (b) regardless of when such amount is paid to Guarantor, any payment made by Tenant to Landlord is at any time determined to be a Preferential Payment, then such amount paid to Guarantor shall be held in trust for the benefit of Landlord and shall forthwith be paid to Landlord to be credited and applied upon Tenant's obligations under the Lease, whether matured or unmatured, in such order as Landlord, in its sole and absolute discretion, shall determine. To the extent that any of the foregoing provisions of this Section 4 shall not be enforceable, Guarantor agrees that until the period of time has expired during which any payment made by Tenant or Guarantor to Landlord may be determined to be a Preferential Payment, Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to Landlord's right to full payment and performance of all the obligations of Tenant under the Lease and Guarantor shall not enforce Guarantor's Conditional Rights during such period.

      5. Landlord may, without any notice whatsoever to any Guarantor, sell mortgage, encumber, hypothecate, assign or transfer the Lease and all of the Obligations, or any part thereof, or grant participation therein, and in that event each and every immediate and successive grantor, mortgagor, trustee under a trust deed in the nature of a mortgage, assignee, transferee, or holder or participant in all or any part of the Lease or Obligations, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such grantor, mortgagor, trustee under a trust deed in the nature of a mortgage, assignee, transferee, holder or participant, as full as if such grantor, mortgagor, trustee under a trust deed in the nature of the mortgage, assignee, transferee, holder or participant were herein by name specifically given such rights, powers and benefits; but Landlord shall have an unimpaired right to enforce this Guaranty for the benefit of landlord or any such participant, as to so much of the Obligations that it has not sold, assigned or transferred.

      6. Guarantor waives any and all defenses, claims and discharges of Tenant, or any other obligor, pertaining to the Obligations, except the defense of discharge by payment in full. Without limiting the generality of the foregoing. Guarantor will not assert, plead or enforce against Landlord any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority usury, illegality or unforceability which may be available to Tenant or any other person liable in respect of any of the Obligations, or any setoff available against Landlord to Tenant or any such other person, whether or not on account of a related transaction. Guarantor agrees that Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any collateral securing the Obligations, whether or not the liability of Tenant or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

      7. Landlord's rights under this Guaranty will not be exhausted by any action by Landlord until all of the Obligations have been fully paid and performed and the period of time has expired during which any payment made by Tenant or Guarantor or Landlord may be determined to be a Preferential Payment (hereinafter defined). Guarantor further agrees that to the extent Tenant or Guarantor makes any payment to Landlord in connection with the obligations of Tenant under the Lease and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Landlord or paid over to a trustee, receiver, or any other entity, whether under any bankruptcy act of otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Landlord, the obligations or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

      8. Any debt, Obligations, obligations and liabilities (the "Debts") of Tenant now or hereafter held by Guarantor, is hereby subordinated to the Obligations of Tenant to Landlord; and, in the event of default by Tenant under the Lease, such Debts of Tenant to Guarantor if Landlord so requests shall be collected, enforced and received by Guarantor as trustee for Landlord and shall be paid over to Landlord on account of the Obligations of Tenant to Landlord, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

      9. Guarantor agrees at any time and from time to time, on not less than fourteen (14) days prior request by Landlord, to execute, acknowledge and deliver to Landlord and such Landlord's proposed grantors, mortgagees, trustee under a trust deed in a nature of a mortgage, successor or Tenant of the Obligations a statement in writing certifying that this Guaranty is unmodified and in full force or effect (or if the same has been modified, that the same is in full force and effect as modified and stating the modifications) and stating whether Guarantor claims any defenses, offsets or counterclaims against the enforcement of this Guaranty (and if so, the nature and amount of such defense, offset or counterclaim).

Guarantor understands that the written certificate delivered pursuant to this paragraph may be relied upon by any prospective purchaser, mortgagee or trustee under a trust deed in the nature of a mortgage of the Lease or Obligations.

      10. Guarantor hereby consents to any remedy pursued by Landlord or its successor in interest to enforce its rights under the Lease, in whatever order such party may choose, including any remedies which may affect or destroy Guarantor's right of subrogation, contribution or reimbursement or the right of Guarantor to proceed against Tenant for reimbursement. Without limiting the generality of the foregoing, Guarantor hereby waives any rights Guarantor may have under the Texas Property Code. Landlord shall have no obligation to protect, secure or insure the real estate, including all improvements thereon, described in the Lease or any security or additional security, security interests, liens or encumbrances of any collateral or additional collateral or interests in properties subject thereto. Guarantor agrees that there are no conditions or limitations to Landlord's right to enforce this Guaranty.

      11. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and applications hereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty shall be construed according to the laws of the State of California, in which State it shall be performed by Guarantor and may not be waived, amended, released or otherwise changed except by a writing signed by Landlord.

      12. Guarantor agrees that Landlord shall have the right to file lawsuits from time to time against Guarantor to enforce this Guaranty in any court or courts of competent jurisdiction in Los Angeles County, California, and in furtherance thereof, Guarantor hereby submits itself to and consents to the jurisdiction of any such court of competent jurisdiction for lawsuits in Los Angeles County, California.

      13. If any legal action is brought to enforce or interpret any part of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs in connections therewith. Any judgment shall include an attorneys' fee clause which shall entitle the judgment creditor to recover attorneys' fees incurred to enforce a judgment hereon, which attorneys' fees shall be an element of post-judgment costs. The "prevailing party" shall be the party who is entitled to recover his costs of suit whether or not the suit proceeds to final judgment. The successful or prevailing party in any legal action brought to enforce or interpret any part of this Agreement shall be entitled to recover reasonable attorneys' fees and other costs incurred after a judgment has been entered in defending, perfecting or enforcing the judgment, which attorneys' fees shall be an element of post-judgment costs. The parties agree that this post-judgment attorneys' fee provision is a distinct contractual agreement severable from the rights set forth elsewhere in this Agreement and shall not merge into any judgment enforcing or interpreting any other part of this Agreement.

      14. This Guaranty and every part thereof shall be effective upon delivery to Landlord, without further act, condition or acceptance by Landlord, shall be binding upon Guarantor and upon its successors and assigns and shall inure to the benefit of Landlord, its grantors, mortgages, trustees under a trust deed in nature of a mortgage, successors and assigns. Guarantor waives notice of Landlord's acceptance hereof.

      SIGNED AND DELIVERED by Guarantor as of the year and date first above written.

GUARANTOR:

Advanced Fibre Communications, Inc.,
a Delaware corporation

By: ___________________________________    By: _________________________________
Name Printed: _________________________    Name Printed: _______________________
Title: ________________________________    Title: ______________________________
Address: ______________________________    Address: ____________________________
_______________________________________    _____________________________________
Telephone (  ) ________________________    Telephone (  ) ______________________
Facsimile (  ) ________________________    Facsimile (  ) ______________________
Federal ID No. ________________________    Federal ID No. ______________________